UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2003

NETWORKS ASSOCIATES, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 0-20558

Delaware	77-0316593

(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

3965 Freedom Circle Santa Clara, California	95054

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 988-3832

Item 7. Financial Statements and Exhibits.

     99.1 Press Release, dated April 10, 2003, announcing 2003 first quarter results.

Items 9 and 12. Regulation FD Disclosure and Results of Operation and Financial Condition.

     On April 10, 2003, Networks Associates, Inc. (the “Registrant”) issued a press release announcing its 2003 first quarter results. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Regulation FD and Item 12.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORKS ASSOCIATES, INC.

Dated: April 10, 2003	By:	/s/ Kent H. Roberts

Kent H. Roberts Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibits.

     99.1 Press release, dated April 10, 2003, announcing 2003 first quarter results.